SCHEDULE 14C


            Information Statement Pursuant to Section 14(c)
                of the Securities Exchange Act of 1934


Check the appropriate box:
[   ]   Preliminary Information Statement
[   ]   Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[ X ]	Definitive Information Statement


                       EAGLE SUPPLY GROUP, INC.
          ------------------------------------------------
          (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

[ X  ]	No fee required.

[    ]  Fee computed on table below per Exchange Act Rules 14c-5(g)
        and 0-11.

	(1)	Title of each class of securities to which transaction
                applies: ______________.
	(2)	Aggregate number of securities to which transaction
                applies: ______________.
	(3)	Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________.
	(4)	Proposed maximum aggregate value of transaction:
                _______________.
	(5)	Total fee paid: ______________.

[    ]  Fee paid previously with preliminary materials.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount previously paid: ___________.
        (2)     Form, Schedule or Registration Statement No.: _________.
        (3)     Filing party: _____________.
        (4)     Date filed: ______________.



                       EAGLE SUPPLY GROUP, INC.
                         122 East 42nd Street
                              Suite 1116
                       New York, New York 10168

                       EAGLE SUPPLY GROUP, INC.
                         122 East 42nd Street
                              Suite 1116
                       New York, New York 10168


                       NOTICE OF ANNUAL MEETING
                                  OF
                              STOCKHOLDERS


        PLEASE TAKE NOTICE that the 2001 Annual Meeting of Stockholders of Eagle Supply Group, Inc. (the "Company") will be held at the offices of Kantor, Davidoff, Wolfe, Mendelker & Kass, P.C., 51 East 42nd Street, 17th Floor, New York, New York 10017, on Thursday, December 13, 2001, at 3:00 p.m. (New York time) for the following purposes:

	1.	to elect seven persons to serve on the Company's
                Board of Directors until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified as provided in the Company's Articles of Incorporation and Bylaws; and

	2.	to transact such other and further business as may
                properly come before the meeting or any
                adjournments thereof.

        Stockholders of record at 5:00 p.m. (New York time) on November 12, 2001 are entitled to notice of and to vote at the Annual Meeting.

                                    By Order of The Board of Directors
                                    Frederick M. Friedman, Secretary


November 13, 2001

                       EAGLE SUPPLY GROUP, INC.
                         122 East 42nd Street
                              Suite 1116
                       New York, New York 10168

                 -------------------------------------

                         INFORMATION STATEMENT

                 -------------------------------------

                     ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON DECEMBER 13, 2001


                           GENERAL INFORMATION


	This Information Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished by Eagle Supply Group, Inc. (the "Company" or "we") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 13, 2001 at the offices of Kantor, Davidoff, Wolfe, Mendelker & Kass, P.C., 51 East 42nd Street, 17th Floor, New York, New York 10017, at 3:00 p.m. (New York time) and at any adjournments thereof. The matters to be acted upon at the Annual Meeting are set forth in the Notice of Annual Meeting. This Information Statement is being mailed to stockholders together with the Company's 2001 Annual Report, which includes the Company's Annual Report on Form 10-K ("10-K") for the fiscal year ended June 30, 2001 (collectively, the "Annual Report").

	Only holders of Common Stock of record on the books of the Company at 5:00 p.m. (New York time) on November 12, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On October 22, 2001, there were 8,510,000 shares of Common Stock of the Company issued and outstanding and approximately fifteen (15) holders of record (the "Recordholders").

	WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY.

	TDA Industries, Inc. ("TDA"), James E. Helzer, Gary L. Howard and Steven R. Andrews, Esq. have indicated their intention to vote in favor of the election of the proposed slate of directors. TDA, James E.
Helzer, Gary L. Howard and Steven R. Andrews, Esq. own an aggregate of 5,820,000 shares of the Company's issued and outstanding Common Stock, representing approximately 68.4% of the votes of the issued and outstanding shares of the Common Stock of the Company. TDA is the majority shareholder of the Company. Douglas P. Fields and Frederick M. Friedman are officers and directors and principal stockholders of TDA, and John E. Smircina, Esq. is a director of TDA. Douglas P. Fields is Chief Executive Officer and Chairman of the Board of Directors of the Company. Frederick M. Friedman is Executive Vice President, Treasurer, Secretary and a Director of the Company. John E. Smircina, Esq. is a Director of the Company. Each of Messrs. Fields, Friedman and Smircina may be deemed to exercise voting control over the Company's securities owned by TDA. James E. Helzer is the President and Vice Chairman of the Company's Board of Directors. Gary L. Howard is a Senior Vice President of the Company. Steven R. Andrews, Esq. is a Director of the Company.
The votes represented by TDA, James E. Helzer, Gary L. Howard and Steven
R. Andrews, Esq. are sufficient to elect the proposed slate of directors.

	The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for the purposes of transacting business at the meeting. Each outstanding share of the Company's Common Stock is entitled to one vote on each matter which may be properly brought before the Annual Meeting.

Accompanying this Information Statement is the Company's Annual Report. You are referred to the Annual Report and Form 10-K included therein for further information concerning the Company, including, but not limited to, its business, financial condition, risk factors, biographical information concerning its director nominees, officers and directors, executive compensation, employment arrangements, stock option plan, options granted, principal holders of the Company's voting securities and certain relationships and related transactions.

           INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
           -----------------------------------------------

	The Company files annual, quarterly, special reports, proxy and Information Statements, and other information with the Securities and Exchange Commission (the "Commission"). You may read and copy any reports, statements or other information in the files at the Commission's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the Commission's public reference rooms. The Company's filings with the Commission are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.
                                             ------------------

	Of the filings the Company has made with the Commission, the Company's Annual Report on Form 10-K for the fiscal year ended
June 30, 2001 is being delivered to you with this Information
Statement.

	The Commission allows us to "incorporate by reference" information into this Information Statement, which means that we can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded by information in this Information Statement. This Information Statement incorporates by reference the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 that the Company has filed with the Commission.

	The Company is also incorporating by reference additional documents that we may file with the Commission between the date of this Information Statement and the date of the Annual Meeting. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other document subsequently filed with the Commission which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

	The Company has delivered with this Information Statement its Annual Report on Form 10-K for the fiscal year ended June 30, 2001. We will provide without charge to each person to whom a copy of this Information Statement is delivered, upon the written or oral request of such person, a copy of any or all of any other document incorporated by reference herein (not including the exhibits to the documents, unless such exhibits are specifically incorporated by reference in the documents). Requests for such copies should be directed to Eagle Supply Group, Inc., 122 East 42nd Street, Suite 1116, New York, New York 10168, Attention: Secretary, or you may call us at
(212) 986-6190.

	If you would like to request documents from us, please do so by December 4, 2001 to receive them before the Annual Meeting.

	You should rely only on the information contained or incorporated by reference in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. The Information Statement is dated November 13, 2001. You should not assume that the information contained in this Information Statement is accurate as of any date other than November 13, 2001.


                         TABLE OF CONTENTS
                         -----------------

QUESTIONS AND ANSWERS ABOUT THE INFORMATION
   STATEMENT AND ANNUAL MEETING....................................   4

PROPOSAL - ELECTION OF DIRECTORS...................................   6

REPORT OF THE AUDIT COMMITTEE......................................   8

THE COMPANY'S INDEPENDENT AUDITORS.................................   9

AUDIT FEES.........................................................   9

STOCKHOLDER PROPOSALS AND NOMINATIONS..............................   9

FINANCIAL STATEMENTS...............................................   9

OTHER MATTERS......................................................   9

               QUESTIONS AND ANSWERS ABOUT THE INFORMATION
                       STATEMENT AND ANNUAL MEETING

Q:	WHY AM I RECEIVING THIS INFORMATION STATEMENT?

A:	You are receiving an Information Statement from us because you own shares of the Common Stock of the Company. This Information Statement describes the election of directors, a matter on which we would like you, as a stockholder, to vote. It also gives you information on the slate of directors so that you can make an informed decision.

Q:	WHAT MATTERS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:	The re-election of the seven members of the Company's Board of
        Directors, all as more fully described herein.

Q:	HOW DO I VOTE?

A:	You may vote in person at the Annual Meeting.

        At the Annual Meeting, we will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the Annual Meeting.

Q:	IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A:	We provide each brokerage firm listed in our records as an owner of our shares of Common Stock with a sufficient number of copies of this Information Statement and the Annual Report so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Information Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you at the Annual Meeting in the manner you direct.

        Under the rules of various securities exchanges and market places, brokers may generally vote on routine matters, such as the election of directors. Your broker will most likely be able to vote on the proposal, but he will need to attend the Annual Meeting in person to do so.

        However, we encourage you to provide directions to your broker as to how you want him or her to vote your shares on each of the matters to be brought before the Annual Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the Annual Meeting as you desire.

Q:	HOW MANY VOTES ARE NEEDED TO HOLD THE ANNUAL MEETING?

A:	A majority of the shares that were issued, outstanding and
        entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum.

        Shares are counted as present at the Annual Meeting if the stockholder either:

        --      is present and votes in person, or

        -- has properly submitted a signed qualified proxy/ballot form or other qualified proxy/ballot.

        Abstentions will be counted as present at the Annual Meeting. If a present brokerage firm indicates that it does not have authority to vote any of the shares held in its name on a particular proposal, then those shares will not be considered "entitled to vote" and will not be counted as present for purposes of determining whether there is a quorum for consideration of that proposal.

Q:	WHAT OPTIONS DO I HAVE IN VOTING?

A:	You may vote "for," "against" or "withhold authority" as to the election of directors.

Q:	HOW MANY VOTES ARE NEEDED FOR THE ELECTION OF DIRECTORS?

A: For each director nominee to be elected to the Board of Directors, each director nominee must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote, were voted and did not withhold authority.

        An abstention will have the same effect as a vote "against." Broker non-votes will not be counted as entitled to vote and will thus not count for purposes of determining whether or not a quorum is present on the matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of a vote.

Q:	HOW ARE VOTES COUNTED?

A: Voting results will be tabulated and certified by an Inspector of Election appointed shortly before the Annual Meeting.

Q:	WHERE DO I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:	We will announce preliminary voting results at the Annual
        Meeting. We file Quarterly Reports on Form 10-Q, and we will announce the results in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2001. We will file that Report with the Commission, and you can get a copy by contacting the Commission or through the Commission's EDGAR system on its home page at http://www.sec.gov.
                ------------------

Q:      WHO BEARS THE COST OF THE ANNUAL MEETING?

A:	The Company will bear the cost of holding the Annual Meeting, reproducing and mailing copies of this Information Statement and the Company's Annual Report.


                               PROPOSAL
                               --------

                         ELECTION OF DIRECTORS
                         ---------------------

	At the Annual Meeting, seven directors will be elected to serve until the next Annual Meeting of Stockholders or until each of their respective successors has been duly elected and qualified as provided in the Company's By-laws.

	If any of the nominees named below shall become unavailable to serve as a director prior to the Annual Meeting, the shares represented by valid ballots shall be voted for the election of such other person as the Board of Directors may recommend in his place, or the number of directors to be elected shall be decreased. The Board of Directors has no reason to believe that any nominee will be unable to serve.

	Douglas P. Fields, James E. Helzer, Frederick M. Friedman, Steven
R. Andrews, Esq., Paul D. Finkelstein, George Skakel III and John E. Smircina, Esq. have been nominated for election to the Board of Directors and each has consented to serve as such, if elected. Each of the nominees who has been nominated for election as a director commencing at the conclusion of the Annual Meeting is currently a director. In order to be elected, each such nominee must receive the affirmative vote of a simple majority of the votes of the shares entitled to vote thereon and are voted and not abstained.


                  Intended Voting of Related Parties
                  ----------------------------------

	Management has been advised that the holders of 5,820,000 shares of the Company's Common Stock have indicated that they intend to vote for the election of all director nominees, and, therefore, their election is assured. TDA, the Company's majority stockholder (5,100,000 shares), and Gary L. Howard, James E. Helzer and Steven R. Andrews, Esq., officers and/or directors of the Company (holders of 720,000 shares in the aggregate) have so advised management.

               The Company's Executive Officers and Directors
               ----------------------------------------------

	Our directors and executive officers are as follows:

Name                      Position
----                      --------

Douglas P. Fields         Chairman of the Board of Directors and
                          Chief Executive Officer
James E. Helzer           President, Vice Chairman of the Board of
                          Directors
Frederick M. Friedman     Executive Vice President, Treasurer,
                          Secretary and a Director
E.G. Helzer               Senior Vice President-Operations
Gary L. Howard            Senior Vice President-Operations
Steven R. Andrews, Esq.   Director
Paul D. Finkelstein       Director
George Skakel III         Director
John E. Smircina, Esq.    Director

	Relevant information concerning the Company's officers and directors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, which is included in the Company's Annual Report (which has been sent to you with this Information Statement), in the sections referenced below and in Part II, Item 5. "Other Information" of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 which is incorporated by reference herein.

Type of Information                    Form 10-K Reference
-------------------                    -------------------

Information concerning the             Item 10. Directors and
Directors and Executive Officers       Executive Officers of
of the Company                         Registrant

Executive Compensation                 Item 11. Executive Compensation

Compensation of Directors              Item 11. Executive Compensation

Option and Pension Plans               Item 11. Executive Compensation

Employment Agreements                  Item 11. Executive Compensation

Related Transactions                   Item 13. Certain Relationships
                                       and Related Transactions

Ownership of the Securities of         Item 12. Security Ownership of
the Company                            Certain Beneficial Owners and
                                       Management


	Item 11 of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 entitled "Executive Compensation" includes subsections entitled " - Executive Compensation - Policy and Components of Compensation," "- Base Salary," " - Bonus and Incentive

Compensation" and "- Performance Table and Graph." Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder that might incorporate this Information Statement or future filings with the Commission, in whole or in part, the foregoing sections of the Company's Form 10-K for the fiscal year ended June 30, 2001 shall not be deemed to be incorporated by reference into any such filing.

                    REPORT OF THE AUDIT COMMITTEE
                    -----------------------------

	The Audit Committee (the "Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed with the Company's independent auditors and with management the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, which included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in those financial statements.

	The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board, and it considered the compatibility of non-audit services with the auditors' independence.

	The Committee discussed with the Company's independent auditors their overall scope and plan for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results or their examinations, their evaluations of the internal controls, and the overall quality of the Company's financial reporting.

	In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Commission. The Committee has recommended and the Board of Directors has approved the selection of the Company's independent auditors.

Audit Committee:

Paul D. Finkelstein, Chairman
Steven R. Andrews, Esq.
George Skakel III
September 28, 2001

                   THE COMPANY'S INDEPENDENT AUDITORS
                   ----------------------------------

        Deloitte & Touche LLP has served as the Company's independent auditors since its inception. The Audit Committee of the Company's Board of Directors recommended and the Board of Directors approved the selection of that firm as the Company's auditors for the Company's fiscal year to end June 30, 2002. As a result of the foregoing and the absence of the solicitation of proxies in connection with the Annual Meeting, the Company is not seeking stockholder ratification of that selection. However, a representative of Deloitte & Touche LLP is anticipated to be present at the Annual Meeting and be available to respond to appropriate stockholder inquires.


                            AUDIT FEES
                            ----------

        Deloitte & Touche LLP billed the Company the aggregate amount of $165,000 for professional services it rendered in connection with the audit of the Company's financial statements for the fiscal year ended June 30, 2001 and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended June 30, 2001.


               STOCKHOLDER PROPOSALS AND NOMINATIONS
               -------------------------------------

	Any stockholder proposals intended to be considered for presentation at the 2002 Annual Meeting and for inclusion in the 2002 Proxy or Information Statement must be made in writing and received by the Corporate Secretary at the Company's principal executive offices by June 30, 2002. The Company will consider only proposals meeting the requirements of applicable Commission rules. Stockholders are urged to review these rules and, if questions arise, consult their own legal counsel before submitting a proposal to the Company.

	Recommendations by stockholders for directors to be nominated at the 2002 Annual Meeting must be made in writing, with sufficient biographical and other relevant information such that an informed judgment as to the proposed nominee's qualifications can be made and be accompanied by a notarized written consent to be named in the Proxy or Information Statement, if nominated, and to serve as a director, if elected, executed by the proposed nominee. Recommendations received in proper order by the Corporate Secretary at the Company's principal executive offices at least four months prior to the 2002 Annual Meeting will be referred to, and considered by, the Company's Board of Directors. No stockholder recommendations were received before June 30, 2001 for the 2001 Annual Meeting.


                          FINANCIAL STATEMENTS
                          --------------------

	The consolidated financial statements of the Company and its subsidiaries are contained in the Company's Annual Report, which includes the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and is being delivered to you with this Information Statement.


                              OTHER MATTERS
                              -------------

	The Board of Directors is not currently aware of any other matter to be transacted at the Annual Meeting.